Exhibit 10.13

LEASE ASSIGNMENT AGREEMENT

dated December 9, 2009

relating to

Building B1, Terre Bonne Park, 1262 Eysins (Switzerland)

made by and among

FidFund Management SA

Mondelez Europe GmbH

Quotient Suisse SA

And

Quotient Limited

This lease assignment agreement (“Agreement”) is dated December 9, 2013, and entered into by and among (1) FidFund Management SA, chemin de Précossy 11, 1260 Nyon, Switzerland (“Landlord”), (2) Mondelez Europe GmbH, Lindebergh-Allee 1, 8152 Glattpark, Switzerland (“Assignor”), (3) Quotient Suisse SA, Rue du Grand-Chêne 2, c/o LexartisAvocats, 1003 Lausanne, Switzerland (“Assignee”) and (4) Quotient Limited, Elizabeth House, 9, Castle Street, St. Helier JE4 2QP. Jersey, Channel Islands (“Guarantor”, collectively with Landlord, Assignor and Assignee, “Parties” and each individually a “Party”).

***

Preamble

A)	On March 10, 2010, Cadbury Europe SA, acting as tenant, entered into a lease agreement with Nemaco Fléchères B.V., Diepenbrockstraat 54, 1077WB, Amsterdam, Netherlands and NEMACO SUISSE SA, Route de Crassier 11, 1262 Eysins, Switzerland, acting collectively as the then landlords, regarding the office premises (the “Premises”) located in Building B1, Terre Bonne Park, 1262 Eysins (Switzerland) (the “Lease Agreement”).

The Lease Agreement, and its annexes, is attached hereto as Schedule A).

B)	Landlord is the current owner of the Premises, and as such has succeeded to Nemaco Fléchères B.V. and NEMACO SUISSE SA in the Lease Agreement.

C)	Assignor is the legal and universal successor of Cadbury Europe SA, further to the amalgamation of said company into the Assignor which was at the time of such amalgamation known as Kraft Foods Europe GmbH; as a result, Assignor succeeded to Cadbury Europe SA as tenant in the Lease Agreement.

D)	The Parties intend to enter into a lease assignment agreement regarding the Premises, whereby Assignee will become the new tenant of the Lease Property, with Guarantor guaranteeing payment of the rent.

Based on the foregoing, the Parties agree as follows:

1.	LEASE ASSIGNMENT

1.1	Assignment

1.1.1	Pursuant to articles 9 of the Lease Agreement and 263 of the Swiss code of obligations, Assignor hereby assigns and transfers to Assignee, which accepts, all the Assignor’s right, title and interest in and to the Lease Agreement and the Premises, subject to all the conditions and terms contained in the Lease Agreement.

1.1.2	The assignment takes effect on January 1, 2014 (the “Effective Date”).

1.1.3	Assignee agrees to pay all rent due after the Effective Date and to assume and perform, as from the Effective Date, all duties and obligations required by the terms of the Lease Agreement.

1.1.4	Currently, the amount of the rent is CHF [ ]. Assignor will provide to Assignee a copy of all increases of rent received or negotiated and accepted by Assignor with Landlord.

1.2	Bank Guarantee

1.2.1	To guarantee the execution of the obligations towards the Landlord under the Lease Agreement, Assignee is to supply, prior to or on the Effective Date at the latest, a standard bank guarantee in favor of the Landlord in an amount of CHF 305’000.—, in replacement of the guarantee supplied by Assignor.

1.2.2	The bank guarantee supplied by Assignor shall be released at the latest within two years after the Effective Date in accordance with Art. 263, par. 4 of the Swiss code of obligations.

1.3	Guarantee by Guarantor

1.3.1	In addition to the Bank Guarantee supplied by Assignee pursuant to Section 1.2, Guarantor irrevocably and unconditionally:

(a)	guarantees to the Landlord punctual performance by the Assignee of all the Assignee’s obligations under the Lease Agreement; and

(b)	undertakes with the Landlord that, whenever the Assignee does not pay any amount when due under or in connection with the Lease Agreement, the Guarantor shall immediately on demand pay that amount as if the Guarantor was the first obligor.

1.4	Inventory

1.4.1	Prior to the Effective Date, the Parties shall visit the Premises and shall establish an inventory. During this inventory process, the Parties shall validate the Schedule 1.4.1 attached hereto, and shall, to the extent necessary, amend it whereas such amendment shall not take place any later than the Effective Date

2.	MISCELLANEOUS

2.1	Amendments and Modifications

2.1.1	This Agreement may not be modified, amended, altered or supplemented, in whole or in part, except by a written agreement signed by the Parties.

2.2	Notices

2.2.1	Any notice required to be given pursuant to this Agreement shall be in writing and in English. Delivery shall be made by registered mail or by an internationally recognized courier that verifies delivery to the relevant address set out on the first page of this Agreement or to such other address of which either Party notifies the other pursuant to this provision.

2.3	Severability

If any provision of this Agreement is found by any competent authority to be void, invalid or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force. In this event, the Agreement shall be construed, and, if necessary, amended in a way to give effect to, or to approximate, or to achieve a result which is as close as legally possible to the result intended by the provision hereof determined to be void, illegal or unenforceable.

2.4	Waivers

The rights of a Party shall not be prejudiced or restricted by any indulgence or forbearance extended to any other Party. A waiver to pursue any breach of contract by a Party shall not operate as a waiver of the respective right or as a waiver to claim any subsequent breach. Any provision of this Agreement may be waived only by a written statement of the waiving Party.

2.5	Assignment

The rights of the Parties under this Agreement are not assignable and shall not be transferred without the prior written consent of the other Parties.

3.	GOVERNING LAW AND JURISDICTION

3.1	Choice of Law

This Agreement, including the jurisdiction clause shall be governed by, interpreted and construed in accordance with the substantive laws of Switzerland.

3.2	Jurisdiction

Any dispute in connection to this Agreement shall be submitted to the ordinary jurisdiction of the Courts of the Canton of Vaud.

(signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Agreement in three original copies.

Glattpark, December 12, 2013
Place, Date	Place, Date

FidFund Management SA	Mondelez Europe GmbH

/s/ P. Koossemand
By:	By:	P. Koossemand
Title:	Title:	MEU Gum & Candy RD Director

By:	By:
Title:	Title:

New York, December 9, 2013	New York, December 9, 2013
Place, Date	Place, Date

Quotient Suisse SA		Quotient Limited

/s/ Paul Cowan		/s/ Paul Cowan
By:	Paul Cowan	By:	Paul Cowan
Title:	sole director	Title:	Chairman & CEO

/s/ Edward Farrell
		By:	Edward Farrell
		Title:	Director

List of Schedules

Schedule A)	Lease Agreement, and its annexes

Schedule 1.4.1	Definition of the Inventory and the Warrantees, updated as of the Effective Date

18/10/2013

Cadbury B1 Building
Definition of the Inventory and the Warrantees

13.05.2010

Key	
1	Building Landlord to maintain / Replace
2	Cadbury to maintain / Replace equipment during Tenancy & Remain in Building
3	As above by Cadbury to remove at end of Tenancy (ref. 7.5.1)

Note 1 (WARRANTIES): JCI (Johnson Controls) are to place maintanence contracts for the equipments and systems defined below. JCI are to ensure that the provisions of the warranties are met.

Note 2 (BUILDING GUARANTEE): There is a 2 year global building guarantee provide by Nemaco/Losinger. This applies to all items with the exception of Cadbury Process Equipment.

Updated as part of Lease Transfer
from Mondelez International
to Quotient
2X.10.2013

Color code no longer relevant, lease agreement regulates

Color code no longer relevant, lease agreement regulates

Color code no longer relevant, lease agreement regulates

N°	CFC	Designation		Basic Build	Basic Fit-out	Std Fit-Out	Special Fit-out	Warrantees	Comments	Lab or Pilot Plant	Comment
~~1~~		~~Access equipment (steps, scaffolds, etc.)~~						X			Never installed
2		Additional cost of supplying gmp rated fittings in place of standard fittings in gmp areas					X				
3		Additional lighting controls in gmp areas (movement					X				
4		Air compressor					X	X			
5		Air conditioning kitchens					X	X			
6		Air conditioning laboratories					X	X			
7		Air conditioning pilot plant, warehouses, maintenance room					X	X			
8		Air supply & extraction for offices, cafeteria, amenities			X	X		X			
9		Air supply & extraction services (changing rooms)			X	X		X			
~~10~~		~~ATEX dispensing booths (self contained)~~					X				Striken through on original list
11		Barriers - external			X	X					
12		Basement Sump pumps			X	X					
13		Basic lighting controls in building			X						
14		Benches and other equipment for maintenance room					X	X			
~~15~~		~~Blinds - external~~			X			X			Striken through on original list
16		Blinds - internal if required				X					
17		Building management system - basic system to monitor control and alarm fault conditions for services above			X		X	X			
18		Building management system - enhancements to basic system to provide system to monitor control and alarm fault conditions for standard and special fit-out services					X		BMS Supervision, stand alone PC and Software is part of the special fit-out		
~~19~~		~~Building permits required (all - including std & special fit-out)~~			X	X	X				Striken through on original list
~~20~~		~~Building Permits required local authorities (all - including std & special fit-out)~~			X	X	X				Striken through on original list
21		Building structure (standard usage)		X		X					
22		Cabling plant areas					X				
23		Cafeteria equipment - microwave, fridge, dishwasher, kettle, coffee maker					X	X			
24		Cafeteria kitchen without appliances				X					
25		Car parking and white lining - external			X						
~~26~~		~~Car parking and white lining - internal~~			X						Striken through on original list
27		Changing rooms partitions (excluding lockers)				X					
28		Chiller for controlled airsystem			X	X	X	X			
33		Cleaners store - gmp				X					
34		Cleaners store - non-gmp		X		X					
35		Closing panels to service risers				X					
~~36~~		~~Computers, printers, scanners, fax, photocopiers~~					X	X			Not installed as part of fit-out
37		Condensate recovery system					X	X			
~~38~~		~~Corporate external signage - on/around the building~~					X				No longer relevant
39		Corporate name on site sign board		X		X					
40		Cycle sheds			X						
41		Data cabling around each floor				X					
42		Data racks & panels				X					

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N°	CFC	Designation		Basic Build	Basic Fit-out	Std Fit-Out	Special Fit-out	Warrantees	Comments	Lab or Pilot Plant	Comment
43		~~Data routers, modems, patch panels & patch leads~~					X	X			Not installed as part of fit-out
44		Data trunkings above floor				X					
45		Data trunkings set into floor				X					
46		Data/internet supply to building		X	X						
47		~~Dishwashers~~					X	X			Not installed as part of fit-out
48		Domestic hot & cold water distribution (apart from basic				X					
49		Doors and ironmongery to all GMP partitions					X				
50		Doors and ironmongery to all non GMP partitions (apart from basic toilets)				X					
51		Drainage - general waste (non-process)		X							
52		Drainage - Storm drains & surface water		X							
53		Drainage waste treatment - process waste					X	X			
54		~~Drainage waste treatment (oil separation)~~		X							Never installed
55		Electrical and service supports					X				
56		Electrical distribution and fixtures floor landings, stairs and elevator lobbies			X						
57		Electrical distribution and lighting in basement (excluding GMP areas)			X			X			
58		Electrical distribution for lighting for pilot plant basic			X	X	X	X			
59		Electrical distribution for lighting for storage basic			X		X	X			
60		Electrical distribution for lighting in kitchens basic			X		X	X			
61		Electrical distribution for lighting in laboratories basic			X		X	X			
62		Electrical distribution for lighting in offices			X		X	X			
63		Electrical distribution for lighting in plantroom			X		X	X			
64		Electrical power distribution for gmp areas @ 220v 3 phase(process)					X				
65		Electrical power distribution for gmp areas @ 380v 3 phase/220v 1phase (process, kitchens, labs, storage, etc.)					X				
67		Electrical power distribution to all floors			X						
68		Electrical Supply to building		X		X					
69		Electrical distribution and fixtures in toilets			X						
70		Emergency lighting to all floors			X	X		X			
71		Explosion vents in hazardous area (sugar milling)		X			X				
72		Exterior doors - roller shutter (storage and basement)		X				X			
73		Exterior doors - standard (excluding fit-out requirements)		X							
74		External building envelope (weather tight shell)		X							
75		External lighting - background (50 lux)			X						
76		External lighting - task lighting for service yard (200 lux)				X					
77		External windows		X							
78		External works - All		X							
79		Final documentation (drawings & specifications)		X							
80		Final documentation (drawings & specifications)			X						
81		Final documentation (drawings & specifications)				X					
82		Final documentation (drawings & specifications)					X				
83		Final documentation (drawings & specifications)						X			
84		Finishes - all non-GMP				X					
85		Finishes - GMP area ceilings				X					
86		Finishes - GMP area doors and ironmongery				X					
87		Finishes - GMP area drains & channels				X					
88		Finishes - GMP area floors				X					
89		Finishes - GMP area walls				X					
90		Fire detection system to meet local reqts			X	X	X	X			
91		Fire protection equipment to meet local reqts			X	X	X	X			
92		Flavour cooler store cabinet					X	X		X	
93		Floor coving in gmp areas					X				
94		Floor finishes to all core areas - stairs, landings, toilets, etc. - carpets, vinyl as agreed			X	X					
95		Floor finishes to all non GMP areas (apart from basic toilets) - carpets, vinyl as agreed				X					
96		Floor marking and signage					X				
97		Floor screeds in non-gmp areas (if required)		X							
98		~~Forced ventilation in basement car park~~			X						Striken through on original list
99		~~Fork truck charging area & supplies~~					X				Never installed
100		Forktruck protect barrier / posts					X				
101		Fume cupboards					X			X	

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N°	CFC	Designation		Basic Build	Basic Fit-out	Std Fit-Out	Special Fit-out	Warrantees	Comments	Lab or Pilot Plant	Comment
102		Furniture - offices, cafeteria					X	X			
103		Gas bottles - storage, distribution & controls					X	X			
~~104~~		~~Gas bottles (original supply)~~					X	X			Never installed
105		Gas detection & control					X	X			
106		Gas supply to building & distribution to heater on roof		X					Nemaco to ensure supply is maintained to the Building		
~~107~~		~~Hoses & leads (Nemaco supply connectors for tap-in points)~~						X			Not installed as part of fit-out
108		Industrial fridges					X	X		X	
~~109~~		~~Industrial ovens~~					X	X			Not installed as part of fit-out
110		Internal windows where required				X					
111		Labels for pipe services - gmp					X				
112		Labels for pipe services - non-gmp			X						
113		Labels for rooms - gmp					X				
114		Labels for rooms - non-gmp				X					
~~115~~		~~Laboratory benches~~					X	X			Not installed as part of fit-out
116		Landscaping			X						
117		Laying concrete floor to falls in process areas					X				
118		Lift - goods - GMP Area				X		X			
119		Lift - personnel			X			X			
120		Lightning protection		X				X			
121		Local air extraction systems - basement, pilot plant, labs, storage block					X	X			
122		Locker - for Dirty laundry					X	X		X	
123		Locker room benches					X	X		X	
124		Lockers - clean & personal effects & garments (1 each)					X	X		X	
125		Lockers - shoes					X	X		X	
126		Lowered ceilings to non GMP areas				X					
127		Main light fittings in all building to make safe access			X						
128		Natural gas - distribution & controls in laboratories					X	X			
129		Natural ventilation in basement car park		X							
~~130~~		~~Noise attenuation required because of the process operations~~					X				Never installed
131		Operating permit						X			
132		Partitions - basic toilets, entrance			X						
133		Partitions - offices				X					
134		Personal Protection Equipment stations					X	X		X	
~~135~~		~~Plant - Any specialist handling equipment e.g. Palletisers~~					X	X			Not installed as part of fit-out
136		Plant - Fork truck chargers					X	X		X	
137		Plant - Fork trucks, etc.					X	X		X	
138		Plant / equipment - Certification					X	X			
139		Plant / equipment - installation (mechanical & electrical)					X	X			
~~140~~		~~Plant / equipment - transfer~~					X	X			No longer relevant
141		Power cabling around each floor - non-gmp areas				X					
142		Power/data poles in open plan office areas				X					
~~143~~		~~Process Kitchen furniture (not cafeteria)~~					X	X			Not installed as part of fit-out
~~144~~		~~Process Kitchen, laboratory, etc utensils~~					X	X			Not installed as part of fit-out
145		Process services distribution - all					X				
146		Process steam generator & associated equipment					X	X			
147		Safe access to roof areas		X					Controlled by Cadbury		
148		Safety showers & eyewash stations					X				
149		Safety signage					X				
~~150~~		~~Sanitary appliances and associated fittings (apart from basic toilets)~~				X					Installed as leased equipment
151		Sanitary appliances and associated fittings basic toilets			X						
152		Sanitising stations (10 off)					X				
153		Security & access system				X		X			
154		Signage - Fire (for basic only)			X						
155		Signage - Site entrance Client corporate sign		X			X				
~~156~~		~~Sink in cleaners store - gmp~~					X				Never installed
~~157~~		~~Sink in cleaners store - non-gmp~~				X					Room later refurbished with landlord consent
~~158~~		~~Sink in library~~					X				No such room exists
159		Sink in Tasting kitchen					X				
160		Sink in wash area (storage)					X				
161		Sink in wash room (basement)					X				

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N°	CFC	Designation		Basic Build	Basic Fit-out	Std Fit-Out	Special Fit-out	Warrantees	Comments	Lab or Pilot Plant	Comment
162		Sinks in Pilot plant (3 off)					X				
~~163~~		~~Smoking sheds (if required)~~						X			Never installed
~~164~~		~~Soap, sanitiser & towel dispensers etc~~				X					Installed as leased equipment
165		Solar panels & equipment			X			X			
166		Solar protection systems offices		X							
167		Staircases, balustrades and handrails		X							
168		Strip curtains, fast opening curtain doors					X				
169		Switch cabinet labels		X							
170		Switch cabinet labels			X						
171		Switch cabinet labels				X					
172		Switch cabinet labels					X				
~~173~~		~~Tasting Booths with coloured lights (ex. St Genes(?)~~					X	X			Not installed as part of fit-out
174		Telephone cabling around each floor				X					
175		Telephone supply to building		X					Telephone supply to the building is by Swisscom.		
176		Telephone system						X			
~~177~~		~~Vacuum cleaning system~~					X	X			Never installed
~~178~~		~~Vending machine~~					X	X			Never installed
179		Wall - baffle wall in pilot plant					X				
180		Walls & partitions - GMP area					X				
~~181~~		~~Warehouse racking & shelves~~					X	X			Not installed as part of fit-out
182		Waste process water collection systems					X				
183		Waste process water discharge to municipal drain					X				
184		Waste process water treatment (storage tank only)					X				
~~185~~		~~Waste skips (via JC?)~~					X	X			Never installed
186		Waste trolleys, skips, etc. as required					X	X			
187		Water - cold distribution for building			X						
188		Water - hot generation & distribution for building			X			X			
189		Water - Process chilled generation					X	X			
190		Water - Process demin water generation					X	X			
191		Water - Process hot generation (probably extension of building hot water system)					X	X			

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